SCHEDULE OF DEFERRED INCOME TAXES (Details) - Intec Pharma Ltd. [Member] - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net operating loss carry forward	$ 39,924	$ 33,316
Research and Development expenses	2,910	6,209
Impairment of long-lived assets	3,143	3,143
Issuance costs	274	216
Other	1,246	1,138
Less—valuation allowance	(47,497)	(44,022)	$ (32,684)
Net deferred tax assets